TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED DECEMBER 31, 2009

IN RE:

:

09-11235 (JVA); 09-11236;

09-11237;

 09-11238;

:

09-11239;

 09-11241;

CASE NO.:

09-11244

:

Chapter 11

Judge:

J. Vincent Aug, Jr.

Milacron Inc., a Delaware corporation,

:

et, al.

Debtor

As debtor in possession, I affirm:

1.

That I have reviewed the financial statements attached hereto, consisting of:

      X

Operating Statement

(Form 2)

      X

Balance Sheet

(Form 3)

      X

Summary of Operations

(Form 4)

      X

Monthly Cash Statement

(Form 5)

_______

Statement of Compensation

(Form 6)

      X

Schedule of In-Force Insurance

(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.

That the insurance, including workers’ compensation and unemployment insurance, as described in

Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach a written explanation)

YES       X

NO _______

3.

That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and

Reporting Requirements For Chapter 11 cases are current.

(If not, attach a written explanation)

YES       X

NO _______

4.

No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

YES       X

NO _______

5.

All United States Trustee Quarterly fees have been paid and are current.

YES       X

NO _______

6.

Have you filed your prepetition tax returns.

(If not, attach a written explanation)

YES ________

NO       X

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

 /s/ John C. Francy

Dated

   10/15/10

Debtor in Possession

V.P.-Finance,

513-536-2000

       Title

       Phone

Treasurer &

CFO

Form 1

Transmittal of Financial Reports and

Certification of Compliance with

United States Trustee Operating Requirements for

The Period Ended

December 31, 2009

IN RE:

Milacron Inc., a Delaware corporation, et, al.

CASE NO:

09-11235 (JVA)

09-11236

09-11237

09-11238

09-11239

09-11241

09-11244

Chapter 11 Judge:

J. Vincent  Aug, Jr.

Form 1, Item 6:

Written explanation of unfiled prepetition tax returns:

The company has filed all of its 2008 and 2009 Federal and State Income Tax Returns except for the 2009 Texas State Income Tax Return which is not due until November 15, 2010.

Form 1 (Attachment for Item6)

OPERATING STATEMENT (P&L)
Period Ending December 31, 2009
	Case No: 09-11235 (JVA)

		Total Since
	Period Ending	Filing on
	December 31, 2009	March 10, 2009
Total Sales	-	118,186,000
Cost of Sales	-	105,778,000

Gross Profit	-	12,408,000

Selling, General and Administrative Expenses:
Salaries and Wages	-	7,707,000
Fringes/Employee Benefits	-	2,123,000
Travel and Entertainment	-	1,176,000
Advertising	-	597,000
Professional Services	-	1,914,000
Commissions	-	1,576,000
Dealer's Discount	-	775,000
Other	-	4,833,000
Total Expenses	-	20,701,000

Net Operating Profit/(Loss)	-	(8,293,000)

Add: Non-Operating Income
Interest Income	-	33,000
Intercompany Service Credit	-	742,000
Total Non-Operating Income	-	775,000

Less: Non-Operating Expenses
Bankruptcy Professional Fees, Estate	-	14,053,000
Bankruptcy Professional Fees, Lenders	-	9,153,000
Bankruptcy Costs - Other	-	957,000
Investment Loss in Subsidiaries	-	16,906,000
Financing Costs	-	7,215,000
(Gain)/Loss on Currency Transactions	-	218,000
Intercompany Interest Expense	-	422,000
Interest Expense	-	7,226,000
Other	(370,000)	375,196,000
Total Non-Operating Expenses	(370,000)	431,346,000

Income Tax Expense (Income)	-	471,000

Net Income/(Loss)	370,000	(439,335,000)

Form 2

BALANCE SHEET
Period Ending December 31, 2009
		Case No: 09-11235 (JVA)
	December 31, 2009	November 30, 2009	At Filing
ASSETS:
Cash and Cash Equivalents	-	-	6,581,000
Notes and Accounts Receivable, Net	-	-	32,541,000
Insider Receivables	-	-	-
Inventory	-	-	92,115,000
Deferred Income Taxes Net of Valuation Allowances	-	-	1,362,000
Other Assets	1,687,000	1,317,000	8,665,000
Property, Plant and Equipment	1,119,000	1,119,000	189,079,000
Accumulated Depreciation	(629,000)	(629,000)	(144,959,000)
Goodwill	-	-	52,582,000
Deferred Financing Costs	-	-	5,152,000
Investments in Subsidiaries	-	-	288,027,000
Advances to Subsidiaries	-	-	4,589,000
TOTAL ASSETS	2,177,000	1,807,000	535,734,000
LIABILITIES:
Post-Petition Liabilities:
Trade Accounts Payable	-	-	-
Advance Billings and Deposits	-	-	-
Accrued Salaries, Wages and Other Compensation	-	-	-
Accrued Interest	-	-	-
Intercompany Payable	-	-	-
Advances from Affiliates	-	-	-
Accrued Liabilities	-	-	-
Debtor-in-Possession Financing	-	-	-
Total Post-Petition Liabilities	-	-	-
Secured Prepetition Liabilities:
Short-Term Borrowings	-	-	39,532,000
Long-Term Debt	174,396,000	174,396,000	227,483,000
Total Secured Liabilities	174,396,000	174,396,000	267,015,000
Prepetition Liabilities Subject to Compromise:
Trade Accounts Payable	28,116,000	28,116,000	36,595,000
Advance Billings and Deposits	2,000	2,000	12,010,000
Accrued Salaries, Wages and Other Compensation	5,437,000	5,437,000	8,864,000
Accrued Interest	6,850,000	6,850,000	8,220,000
Intercompany Payable	126,878,000	126,878,000	120,980,000
Advances from Affiliates	40,130,000	40,130,000	64,004,000
Accrued Liabilities	268,403,000	268,403,000	283,555,000
Total Prepetition Liabilities	475,816,000	475,816,000	534,228,000
Equity:
Preferred Stock	6,005,000	6,005,000	6,005,000
Common Stock	60,000	60,000	60,000
Paid In Capital	480,638,000	480,638,000	479,727,000
Retained Deficit - Pre-Petition	(537,129,000)	(537,129,000)	(537,129,000)
Retained Deficit - Post-Petition	(397,273,000)	(397,643,000)	-
Accumulated Other Comprehensive Loss	(200,336,000)	(200,336,000)	(214,172,000)
Total Equity	(648,035,000)	(648,405,000)	(265,509,000)
Total Liabilities and Equity	2,177,000	1,807,000	535,734,000

Form 3

SUMMARY OF OPERATIONS
Period Ended: December 31, 2009

Case No: 09-11235 (JVA)

Schedule of Postpetition Taxes Payable
	Beginning			Ending
	November 30, 2009	Accrued /	Payments /	December 31, 2009
	Balance	Withheld	Deposits	Balance
Employer Payroll Taxes and Employee Payroll Taxes Withheld	$ -	$ -	$ -	$ -

Sales, Use & Excise Taxes:	-	-	-	-

Property Taxes:	-	-	-	-

Workers' Compensation	-	-	-	-

TOTALS:	$ -	$ -	$ -	$ -

AGING OF ACCOUNTS RECEIVABLE AND POSTPETITION ACCOUNTS PAYABLE

Days Past Due
Days in Age	Current	1-30	31-60	Over 60

Post Petition Accounts Payable	$ -	$ -	$ -	$ -
Accounts Receivable	$ -	$ -	$ -	$ -

Components of Balance Sheet Notes and Accounts Receivable
Customer Receivables	$ -	(See aging above.)
Notes Receivable	-
Allowance for Doubtful Accounts	-
Notes and Accounts Receivable	$ -

For all postpetition accounts payable over 30 days old, please attache a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account
* None

Describe events or factors occuring during this reporting period materially affecting operations and formulation of a Plan of Reorganization
* None

Form 4

MONTHLY CASH STATEMENT
Period Ending December 31, 2009

Cash Activity Analysis (Cash Basis Only):					Case No: 09-11235 (JVA)
Milacron
		Milacron	Plastics		Cimcool		Milacron
		Marketing	Technologies	D-M-E	Industrial	Milacron	Capital
	Milacron Inc.	Company	Group, Inc.	Company Inc.	Products Inc.	Canada Ltd.	Holdings B.V.

A. Beginning Balance	$ -	$ -	$ -	$ -	$ -	$ -	$ -

B. Receipts	-	-	-	-	-	-	-

C. Balance Available	-	-	-	-	-	-	-

D. Less Disbursements	-	-	-	-	-	-	-

E. Currency Translation Adjustment	-	-	-	-	-	-	-

F. Ending Balance	$ -	$ -	$ -	$ -	$ -	$ -	$ -

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

For bank statements, please reference http://www.kccllc.net/.

Form 5

CASH REPORT
(BASED UPON A CONSOLIDATED ACCOUNTING OF ALL D-I-P ACCOUNTS)

Case Name: Milacron Inc.

Case Number: 09-11235(JVA)

Month and Year: December 2009

Beginning Cash Balance (i.e. ending balance from previous report)	$ -

Add: All receipts for the month. Do not include transfers between accounts.	$ -	*

Deduct: All disbursements for the month. Do not include transfers between accounts.	$ -	*

Currency Translation Adjustment	$ -

Net cash flow	$ -

Ending cash balance (i.e. next month's beginning cash balance)	$ -

* Amounts include transfers between accounts.

REPORT OF UNPAID DELINQUENT POST PETITION TAXES

List all unpaid tax obligations which have accrued after the date of the filing of the Chapter 11 petition obligations which are now due and owing (i.e. delinquent), but have, in fact, not been timely paid.
Do not list any preparation tax obligations.

NONE.

Form 5A

SCHEDULE OF IN-FORCE INSURANCE
Period Ending: December 31, 2009

Case No: 09-11235 (JVA)

Insurance		Expiration
Type	Carrier	Date

General Liability	Lexington Insurance Company	4/1/2010

$5 Million Umbrella	Lexington Insurance Company	4/1/2010

$20 Million Umbrella Excess of $5 Million	Arch Specialty Insurance Company	4/1/2010

$10 Million Excess of $25 Million Umbrella	Great American Insurance Company	4/1/2010

Primary & Excess Directors' and Officers' Liability	XL Specialty	8/21/2015
Axis Insurance Company
Navigators Insurance Company
Monitor Liability Managers

Primary & Excess Fiduciary	Beazley Insurance Company, Inc.	8/21/2015
Federal Insurance Company

Surety	Customs Bonds - Chubb	10/11/2010
12/10/2010

Property - Charlevoix, MI plant only	Aspen Specialty Insurance Company	8/21/2010

Form 7